UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. __)

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

TEMPUR-PEDIC INTERNATIONAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

                                               Meeting Information
                                                    Meeting Type:   Annual Meeting
                                 TEMPUR-PEDIC INTERNATIONAL, INC.                                                For holders as of: March 05, 2010
                                                    Date: Time:  May 04, 2010 10:00 AM EDT
                                                    Location:  Offices of Bingham McCutchen
                                                       One Federal Street, 13th Floor
                                                       Boston, MA 02110

                                                       You are receiving this communication because you hold
                                                       shares in the above named  company.
        TEMPUR-PEDIC INTERNATIONAL, INC.
        1713 JAGGIE FOX WAY
        LEXINGTON, KY 40511
                                                       This is not a ballot.  You cannot use this notice to vote
                                                       these shares.  This communication presents only an
                                                       overview of the more complete proxy materials that are
                                                       available to you on the Internet. You may view the proxy
                                                       materials online at   www.proxyvote.com or easily request a
                                                       paper copy (see reverse side).

                                                       We encourage you to access and review all of the
                                                       important information contained in the proxy materials
                                                       before voting.
                                                    See the reverse side of this notice to obtain
                                                    proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Form 10-K    2. Notice & Proxy Statement
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit:   www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:
       1) BY INTERNET:  www.proxyvote.com
       2) BY TELEPHONE: 1-800-579-1639
       3)BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 20, 2010 to facilitate timely delivery.

How To Vote

Please Choose One of The Following Voting Methods

Vote In Person:
Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.  At the Meeting you will need to request a ballot to vote these shares.
Vote By Internet:
To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.
Vote By Mail:
You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you
vote FOR the following proposal(s):
1.  Election of Directors
Nominees
1a  Mark Sarvary

1b  Evelyn Dilsaver

1c  Francis A. Doyle

1d  John Heil

1e  Peter K. Hoffman

1f  Sir Paul Judge

1g  Nancy F. Koehn

1h  Christopher A. Masto

1i  P. Andrews McLane

1j  Robert B, Trussell, Jr.

The Board of Directors recommends you
vote FOR the following proposal(s):

2.  RATIFICATION OF ERNST & YOUNG LLP AS
INDEPENDENT AUDITORS

3.  PROPOSAL TO APPROVE THE COMPANY'S
AMENDED AND RESTATED ANNUAL INCENTIVE
BONUS PLAN FOR SENIOR EXECUTIVES